SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: February 23, 2004


                            CHEYENNE RESOURCES, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 WYOMING                       0-9154                 83-0211506
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              1111 E. Lincolnway, Suite 215, Cheyenne, WY 82001
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (307) 632-1844


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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS REGULATION FD DISCLOSURE


         Cheyenne Resources, Inc. announces that a new group has purchased control of Cheyenne Resources. Sky Blue Ventures, LLC purchased 1,800,000 shares from shareholders and 23,500,000 shares from the company for $50,000 in cash to pay debt plus the agreement to fund legal fees and other costs of bringing all SEC filings current. Skye Blue plans to obtain shareholder approval of a one for eighty five reverse split and a name change and redomicile to Nevada. The company has settled outstanding compensation claims by the agreement to issue S-8 registered shares when the company is eligible to file a registration statement, (on a post reverse split basis). Denis Iler has been appointed as a Director, Robert Spatz has resigned as President and as a Director subject to compliance with Section 14 of the Securities Exchange Act. Donald Goddard and Randall Riechert have resigned as directors effective immediately. The company has also agreed to convey to Robert Spatz its small overrides and working interest in wells in consideration for assumption of any liabilities of operations, and the release of any claims for further reimbursement of expenses and advances. Such interests generate only a few hundred dollars a month and are not worth the costs of accounting.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

           Robert Spatz resigned as President effective immediately and as Director effective upon compliance with Section 14 of the Securities Exchange Act. Randall Riechert and Donald Goddard resigned as Directors effective immediately.

           Denis Iler was appointed as a Director and as President effective immediately. Mr. Iler's age is 65 and his experience is as follows:

     Denis R. Iler, age 65, Director and Secretary, he received a BA in Math from San Jose State University in California, and an MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial
Systems, Inc., an independent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting. He was a director of Nelx, Inc. from 1999-2001.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements

               None.


        Exhibits

        10.1 - Share Purchase Agreement




ITEM 8. CHANGE IN FISCAL YEAR

ITEM 9. REGULATION FD DISCLOSURE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 23, 2004                         CHEYENNE RESOURCES, INC.


                                                  By: /s/ Robert Spatz
                                                  ---------------------------
                                                  Robert Spatz, President